UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 28, 2003

NEW CENTURY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22633	33-0683629
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

18400 Von Karman Avenue, Suite 1000, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (949) 440-7030

Former name or former address, if changed since last report:  N/A

ITEM 5.    OTHER EVENTS

Servicer Advance Financing Facility

On August 28, 2003, New Century Mortgage Corporation, a wholly-owned subsidiary of New Century Financial Corporation, entered into a Servicer Advance Financing Facility with Citigroup Global Markets Realty Corp. for the purpose of financing advances made on mortgage loans being serviced by New Century Mortgage Corporation. The maximum credit available under the Servicer Advance Financing Facility is initially $20 million and will be increased to $100 million upon the completion of certain conditions. The obligations of New Century Mortgage Corporation are guaranteed by New Century Financial Corporation.

The Servicer Advance Financing Facility Agreement and the Guaranty relating thereto are filed as Exhibits 10.1 and 10.2 to this Current Report and are incorporated herein by reference.

Asset-Backed Commercial Paper Note Transaction

On September 9, 2003, New Century Financial Corporation issued a press release announcing that it had established, through a wholly-owned subsidiary, a new $2 billion asset-backed extendable short term note facility to fund loan production and to aggregate loans pending sale.

The press release is filed as exhibit 99.1 to this Current Report and is incorporated herein by reference. We plan to file agreements relating to the facility in the future as exhibits to a Current Report on Form 8-K or our quarterly report on Form 10-Q for the quarter ended September 30, 2003.

Amendment to Credit Facility

On September 3, 2003, New Century Mortgage Corporation and NC Capital Corporation, a wholly-owned subsidiary of New Century Mortgage Corporation, entered into Amendment No. 2 to the Second Amended and Restated Master Repurchase Agreement with CDC Mortgage Capital Inc. The purpose of the amendment was to provide consent for New Century Mortgage Corporation to enter into two financing transactions and to increase the number of shares New Century Financial Corporation is permitted to repurchase pursuant to its stock repurchase program.

The amendment is filed as Exhibit 10.3 to this Current Report and is incorporated herein by reference.

Special Stockholder Meeting - Authorized Common Stock

At a special meeting held on September 10, 2003, the stockholders of New Century Financial Corporation approved a proposal to increase the number of authorized shares of common stock from 45,000,000 to 100,000,000.

ITEM 7.    EXHIBITS

(a)	Financial statements of business acquired.
Not applicable.

(b)	Pro forma financial information.
Not applicable.

(c)	Exhibits.

	Exhibit No.	Description

	10.1	Servicer Advance Financing Facility Agreement, dated as of August 28, 2003, between Citigroup Global Markets Realty Corp. and New Century Mortgage Corporation
	10.2	Guaranty, dated as of August 28, 2003, by New Century Financial Corporation in favor of Citigroup Global Markets Realty Corp.
10.3

Amendment No. 2 to the Second Amended and Restated Master Repurchase Agreement, dated as of September 3, 2003, among New Century Mortgage Corporation, NC Capital Corporation and CDC Mortgage Capital Inc.

	99.1	Press Release, dated September 9, 2003, issued by New Century Financial Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY FINANCIAL CORPORATION

September 12, 2003	By:	/s/ ROBERT K. COLE
Robert K. Cole Chairman and Chief Executive Officer